Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 — Income Taxes

No provision for federal, state or foreign income taxes has been recorded for the three and six months ended June 30, 2022 and 2021. The Company has incurred net operating losses for all of the periods presented and has not reflected any benefit of such net operating loss carryforwards in the accompanying condensed financial statements due to uncertainty around utilizing these tax attributes within their respective carryforward periods. The Company has recorded a full valuation allowance against all of its deferred tax assets as it is not more likely than not that such assets will be realized in the near future. The Company’s policy is to recognize interest expense and penalties related to income tax matters as income tax expense. For the three and six months ended June 30, 2022 and 2021, the Company has not recognized any interest or penalties related to income taxes.

Note 9 — Income Taxes

The Company’s major tax jurisdictions are the United States, Florida, and Ohio and the Company does not have any pending tax audits. All of the Company’s tax years are subject to examination by the United States, Florida and Ohio tax authorities.

At December 31, 2021, the Company had a net operating loss (“NOL”) carryforward for federal and state income tax purposes totaling approximately $4.9 million and $5.1 million, respectively, available to reduce future taxable income, all of which are carried forward indefinitely for federal tax purposes under the Tax Cuts and Jobs Act. The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed in to law on March 27, 2020, provided that NOLs generated in a taxable year beginning in 2018 and all subsequent years to date, may now be carried back five years and forward indefinitely. In addition, the limitation of NOL utilization up to 80% of taxable income limitation is temporarily removed, allowing NOLs to fully offset taxable income. Of the state net operating losses, approximately $1.4 million follow the Federal Tax Cuts and Jobs Act and are carried over indefinitely, and approximately $3.7 million will begin to expire in 2024 if not utilized.

The NOL carry forward is subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Under the Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2021. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years.

The tax effects of the temporary differences and carryforwards that give rise to deferred tax assets consist of the following:

	As of December 31,
	2021	2020
Deferred tax assets:
Net-operating loss carryforward	$1,120,155	$554,813
Stock-based compensation	106,171	91,035
License agreement	59,685	20,848
Accrued compensation	55,500	—
Other accrued expenses	14,636	11,247
Gross deferred tax assets	1,356,147	677,943
Valuation allowance	(1,353,673)	(677,943)
Deferred tax assets, net of allowance	$2,474	$—
Deferred tax liabilities:
Fixed assets	(2,474)	—
Total deferred tax liabilities	$(2,474)	$—
Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company’s history of operating losses since inception, the Company has concluded that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2021 and 2020. During the year ended December 31, 2021, the valuation allowance increased by approximately $0.7 million.

The provision for income taxes on earnings subject to income taxes differs from the statutory Federal rate at December 31, 2021 and 2020, due to the following:

	For the Years Ended December 31,
	2021	2020
Expected income tax benefit at Federal statutory tax rate	$(717,640)	$(335,888)
State and local taxes, net of Federal tax benefit	(91,233)	(94,768)
State rate adjustment	119,413	—
Other	13,730	4,884
Change in valuation allowance	675,730	425,772
Provision for income taxes	$—	$—

Under U.S. GAAP, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, U.S. GAAP provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition. The Company’s policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2021 and 2020, there were no unrecognized tax benefits and therefore, no accrual for related interest and penalties.